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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): January 11, 2002


                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)



            CANADA                    001-15503                      N/A
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)



495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                K2K-3G1
    (Address of Principal Executive Offices)                    (Zip Code)


                                 (613) 236 2263
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.      Other Events

             On January 11, 2002, Workstream Inc. (the "Company") announced its Second Quarter Fiscal 2002 Results. The text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.      Financial Statements and Exhibits

             (c)       Exhibits

             Exhibit 99.1 -  Press Release issued on January 11, 2002 by the
                             Company.















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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 11, 2002
                                   Workstream Inc.

                                   By: /s/ Michael Mullarkey
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                                       Name: Michael Mullarkey
                                       Title: Chief Executive Officer














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                                  Exhibit Index



Exhibit 99.1 - Press Release issued on January 11, 2002 by the Company.



















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